Exhibit 99.1

Unaudited Pro Forma Combined Condensed Financial Statements
-----------------------------------------------------------

The following unaudited pro forma combined condensed financial statements give effect to the exchange of wireless properties between ALLTEL Corporation ("ALLTEL" or the "Company") and Bell Atlantic Corporation ("Bell Atlantic") utilizing the purchase method of accounting. These pro forma statements are presented for illustrative purposes only. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable. The pro forma combined condensed financial statements do not purport to represent what the results of operations or financial position of ALLTEL would actually have been if the purchase had in fact occurred on such dates, nor do they purport to project the results of operations or financial position of ALLTEL for any future period or as of any date, respectively.

Under the purchase method of accounting, tangible and identifiable intangible assets acquired are recorded at their estimated fair values. The excess of the purchase price, including estimated fees and expenses, over the net assets acquired has been classified as goodwill in the accompanying unaudited pro forma combined condensed balance sheet. The estimated fair values and useful lives of assets acquired are based on a preliminary valuation and are subject to final valuation adjustments. Accordingly, a portion of the excess cost may be classified as other intangibles and will be amortized over a shorter life than the goodwill amortization period of 25 years. ALLTEL has engaged a third-party appraisal firm to perform a study to determine the allocation of the total purchase price to the various assets acquired. ALLTEL's management currently believes that amounts allocated to goodwill will be amortized over a life not to exceed 25 years while other intangibles may be amortized over shorter periods, which would reduce net income reported by ALLTEL.

The unaudited pro forma combined condensed balance sheet was prepared by combining ALLTEL's consolidated balance sheet as of December 31, 1999 with the December 31, 1999 balance sheet of the Bell Atlantic properties acquired and deducting the corresponding balance sheet of the ALLTEL properties sold. The unaudited pro forma combined condensed balance sheet gives effect to the exchange transactions as though they had been completed as of December 31, 1999.

The unaudited pro forma combined condensed statement of income was prepared by combining ALLTEL's consolidated statement of income for the year ended
December 31, 1999 with the statement of income of the Bell Atlantic properties acquired for the year ended December 31, 1999, and deducting the corresponding statement of income for the ALLTEL properties sold. The unaudited pro forma combined condensed statement of income gives effect as though the exchange transactions had occurred on January 1, 1999. This unaudited pro forma combined condensed financial data does not give effect to any restructuring costs or to any potential cost savings or other operating efficiencies that could result from these transactions. ALLTEL is in the process of developing a plan to integrate the operations of the Bell Atlantic properties. As a result of this integration plan, the Company may incur exit costs, which may be material and would result in an increase in the total purchase price. Such exit costs cannot be quantified as of the date of this Current Report on Form 8-K. Any exit costs incurred will be recognized in the period in which the exit plan is approved by management.

The unaudited financial statements of the Bell Atlantic properties acquired by ALLTEL as of and for the year ended December 31, 1999 that are included in the pro forma combined condensed financial statements were derived from unaudited financial information provided by Bell Atlantic. The consolidated financial statements of ALLTEL for the year ended December 31, 1999 are contained in ALLTEL's Annual Report on Form 10-K for the year ended December 31, 1999 and are incorporated by reference herein.


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


                  ALLTEL CORPORATION AND SUBSIDIARY COMPANIES
              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                            AS OF DECEMBER 31, 1999
                             (Dollars in thousands)

                                                                              Unaudited                            Pro Forma
                                                                     ----------------------------       ----------------------------
                                                                        Less:           Add:
                                                                        ALLTEL     Bell Atlantic
                                                      ALLTEL,         Properties     Properties         Add (Deduct)
                                                    As Reported          Sold         Acquired          Adjustments       Combined
                                                    -----------       ----------   -------------        -----------      -----------
                     ASSETS
Current assets                                      $ 1,167,179       $ (24,558)       $ 48,725         $     (66)A      $ 1,191,280
Investments                                           1,594,029            (952)              -                 -          1,593,077
Goodwill and other intangible assets                  1,997,315          (6,851)         48,139           733,985 B        2,772,588
Property, plant and equipment:
    Wireline                                          5,194,546               -               -                 -          5,194,546
    Wireless                                          3,545,778        (195,868)        522,190                 -          3,872,100
    Information services                                775,532               -               -                 -            775,532
    Other                                               241,297               -               -                 -            241,297
    Under construction                                  533,854          (1,100)              -                 -            532,754
                                                    -----------       ---------        --------         ---------        -----------
    Total property, plant and equipment              10,291,007        (196,968)        522,190                 -         10,616,229
    Less accumulated depreciation                     4,556,462         (92,605)        217,179                 -          4,681,036
                                                    -----------       ---------        --------         ---------        -----------
    Net property, plant and equipment                 5,734,545        (104,363)        305,011                 -          5,935,193
Other assets                                            281,135            (668)          3,293                 -            283,760
                                                    -----------       ---------        --------         ---------        -----------

Total assets                                        $10,774,203       $(137,392)       $405,168         $ 733,919        $11,775,898
                                                    ===========       =========        ========         =========        ===========
        LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities                                 $ 1,193,967       $ (21,964)       $135,203         $(113,239)A      $ 1,245,007
                                                                                                           32,590 C
                                                                                                           18,450 D

Long-term debt                                        3,750,413               -               -           625,056 E        4,375,469
Deferred income taxes                                 1,056,921               -               -           (89,746)C          967,175
Other liabilities                                       565,674            (279)             81               198 A          534,482
                                                                                                          (31,192)F

Preferred stock, redeemable                               1,491               -               -                 -              1,491
Shareholders' equity:
    Preferred stock                                         562               -               -                 -                562
    Common stock                                        314,258               -               -                 -            314,258
    Additional capital                                  973,356         (98,950)              -            98,950 A          973,356
    Unrealized holding gain on investments              594,130               -               -                 -            594,130
    Retained earnings                                 2,323,431         (16,199)              -           462,736 G        2,769,968
    Equity                                                    -               -         269,884          (269,884)H                -
                                                    -----------       ---------        --------         ---------        -----------
    Total shareholders' equity                        4,205,737        (115,149)        269,884           291,802          4,652,274
                                                    -----------       ---------        --------         ---------        -----------
Total liabilities and shareholders' equity          $10,774,203       $(137,392)       $405,168         $ 733,919        $11,775,898
                                                    ===========       =========        ========         =========        ===========

The accompanying notes are an integral part of these unaudited pro forma combined financial statements.

                   ALLTEL CORPORATION AND SUBSIDIARY COMPANIES
           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1999
                (Dollars in thousands, except per share amounts)


                                                                          Unaudited

                                                                 ----------------------------
                                                                   Less:            Add:                         Pro Forma
                                                                                                       ----------------------------
                                                                   ALLTEL       Bell Atlantic
                                                   ALLTEL,       Properties      Properties            Add (Deduct)
                                                 As Reported        Sold          Acquired             Adjustments        Combined
                                                 -----------     -----------    -------------         ------------      -----------
Revenues and sales                                $6,302,271      $(165,256)       $278,822           $  (2,960)I       $6,412,877
Costs and expenses:
    Operations                                     3,225,676        (78,477)        142,258              (2,960)I        3,286,497
    Cost of products sold                            598,796         (5,087)         22,493                   -            616,202
    Depreciation and amortization                    862,172        (18,696)         49,255              29,359 J          922,090
    Merger and integration expenses
       and other charges                              90,520              -               -                   -             90,520
                                                  ----------      ---------        --------           ---------         ----------
        Total costs and expenses                   4,777,164       (102,260)        214,006              26,399          4,915,309
                                                  ----------      ---------        --------           ---------         ----------

Operating income                                   1,525,107        (62,996)         64,816             (29,359)         1,497,568

Equity earnings in unconsolidated partnerships       105,025           (429)              -                   -            104,596
Minority interest in consolidated partnerships      (116,647)        14,347               -                   -           (102,300)
Other income, net                                     54,471           (455)          1,442                   -             55,458
Interest expense                                    (280,175)            63         (20,155)            (17,348)K         (317,615)
Gain on disposal of assets and other                  43,071              -               -                   -             43,071
                                                  ----------      ---------        --------           ---------         ----------

Income before taxes                                1,330,852        (49,470)         46,103             (46,707)         1,280,778
Income taxes                                         547,218        (19,640)              -               9,866 L          537,444
                                                  ----------      ---------        --------           ---------         ----------

Net income                                           783,634        (29,830)         46,103             (56,573)           743,334
Preferred dividends                                      889              -               -                   -                889
                                                  ----------      ---------        --------           ---------         ----------
Net income applicable to common shares            $  782,745      $ (29,830)       $ 46,103           $ (56,573)        $  742,445
                                                  ==========      =========        ========           =========         ==========
Earnings per Share:

    Basic                                              $2.50                                                                 $2.37
    Diluted                                            $2.47                                                                 $2.34

Average common shares outstanding-basic (000's)      312,841                                                               312,841
Average common shares outstanding-diluted (000's)    316,814                                                               316,814

The accompanying notes are an integral part of these unaudited pro forma combined financial statements.

                   ALLTEL CORPORATION AND SUBSIDIARY COMPANIES
      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                 AS OF AND FOR THE YEAR ENDED DECEMBER 31, 1999

The unaudited pro forma financial data presented herein is not necessarily indicative of the operating results of or financial position of ALLTEL that would have occurred had the exchange transactions been completed at the dates indicated, nor are they necessarily indicative of future operating results or financial position of the Company. The purchase accounting adjustments made in connection with the development of the unaudited pro forma condensed combined financial statements are preliminary and have been made solely for purposes of developing such pro forma financial information.

 A. To reflect the assets and liabilities of the Bell Atlantic properties and the liabilities and equity accounts of the ALLTEL properties that are not part of this transaction.

 B. To reflect the excess of the purchase price over the net assets acquired as goodwill and to eliminate the unamortized goodwill for properties transferred to Bell Atlantic.

 C. To reflect the current and deferred tax impact of ALLTEL's gain on this transaction and to reflect the appropriate deferred taxes required by SFAS No. 109.

 D. To reflect the current liability, net of tax for the estimated expenses for branding and signage, relocation and other expenses to be incurred related to the closing of this transaction.

 E. To reflect the long-term debt issued by ALLTEL to finance the cost of this transaction.

 F. To eliminate the minority interest liability related to properties transferred to Bell Atlantic.

 G.    To reflect the retained earnings impact of this transaction.

 H. To reflect the elimination of the equity accounts of the Bell Atlantic properties acquired that are not part of this transaction.

 I. To eliminate the revenues and corresponding operating costs attributable to intercompany transactions between the ALLTEL and Bell Atlantic properties included in this transaction.

 J. To reflect the annual amortization of the excess of purchase price over the net assets acquired by ALLTEL in this transaction. For purposes of the unaudited pro forma condensed financial statements, the excess purchase price was allocated to goodwill and is being amortized over a 25 year life. The Company believes that when the final purchase price allocation is completed, goodwill will be amortized over a life not to exceed 25 years, while other identifiable intangibles may be amortized over shorter periods, consequently reducing ALLTEL's reported net income. A final determination of the amounts to be allocated to and the lives attributable to identifiable intangible assets has not yet been made.

 K. To reflect the additional interest expense incurred by ALLTEL as a result of the issuance of long-term debt as noted in Adjustment E and the elimination of existing interest expense related to the Bell Atlantic properties acquired in this transaction.

 L. To reflect the federal and state income tax expense of the pro forma adjustments at the statutory tax rate and to reflect federal and state income tax expense of the acquired Bell Atlantic properties at ALLTEL's statutory tax rate.